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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 17, 2005

Date of Earliest Event Reported:

UNIVERSAL ELECTRONICS INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-0204817 (I.R.S. Employer Identification No.)

6101 Gateway Drive
Cypress, California 90630
(Address of principal executive offices, with Zip Code)

(714) 820-1000
(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Table of Contents

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Press Release Dated February 17, 2005 – Universal Electronics Announces the Resignation of Chief Financial Officer Bernard J. Pitz

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated February 17, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.
Date: February 17, 2005	By:	/s/ Paul D. Arling
Paul D. Arling
Chairman and Chief Executive Officer (Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated February 17, 2005